UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARIMED INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARIMED INC.
10 Oceana Way
Norwood, MA 02062
Notice of Annual Meeting of Stockholders
To be held on June 8, 2023
April 27, 2023
To our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of MariMed Inc. at 10:00 a.m. Eastern Time on June 8, 2023 at the Courtyard by Marriott Boston Dedham/Westwood, located at 64 University Avenue, Westwood, Massachusetts 02090.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting in person, we urge you to submit your vote via the internet, by telephone or by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you provide.
Thank you for your continued support, interest and investment in MariMed.

Sincerely,

Edward Gildea
Chairman of the Board

MARIMED INC.
10 Oceana Way
Norwood, MA 02062
Notice of Annual Meeting of Stockholders
To be held on June 8, 2023
The annual meeting of stockholders of MariMed Inc. (the “Company”) will be held at the Courtyard by Marriott Boston Dedham/Westwood, located at 64 University Avenue, Westwood, Massachusetts 02090. At the meeting, we will consider and vote upon the following proposals:
1.The election of five (5) directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.The advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2023; and
3.The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.
These items are more fully described in the accompanying Proxy Statement. Holders of record at the close of business on April 10, 2023 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder at the meeting.

By order of the Board of Directors,

Edward Gildea
Chairman of the Board
Norwood, Massachusetts
April 27, 2023
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
We appreciate your giving this matter your prompt attention.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are also available at www.proxyvote.com

MARIMED INC.
10 Oceana Way
Norwood, MA 02062
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on June 8, 2023
Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of MariMed Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the annual meeting of stockholders (the “Annual Meeting”) to be held at the Courtyard by Marriott Boston Dedham/Westwood, located at 64 University Avenue, Westwood, Massachusetts 02090, on Thursday, June 8, 2023 at 10:00 a.m. Eastern Time for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 10 Oceana Way, Norwood, Massachusetts 02062. The approximate date on which this Proxy Statement, the accompanying Proxy and the Company’s Annual Report for the year ended December 31, 2022 (the “Annual Report”) will be mailed to stockholders entitled to vote at the Annual Meeting is April 27, 2023.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023
The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are also available at www.proxyvote.com
THE VOTING AND VOTE REQUIRED
Record Date and Quorum
Only stockholders of record at the close of business on April 10, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had 348,133,226 shares of common stock, par value $0.001 per share (“Common Shares”) outstanding, 4,908,333 shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Shares”) outstanding and 6,216,216 shares Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Shares”) outstanding. Each Common Share is entitled to one vote, each Series B Preferred Share is entitled to the number of votes equal to the number of whole Common Shares into which the Series B Preferred Shares are convertible as of the Record Date and the Series C Preferred Shares are non-voting shares. As of the Record Date, each Series B Preferred Share is convertible into one Common Share and therefore entitled to one vote. The Common Shares and the Series B Preferred Shares (collectively, the “Shares”) will vote together as a single class on the matters to be voted on at this Annual Meeting. In the aggregate, 353,041,559 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Shares outstanding on the Record Date are present at the meeting in person or by proxy.
Voting of Proxies
The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed proxy will vote the Shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the Shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the year ending December 31, 2023 (the “Approval of Auditors”) and (iii) in their discretion, on any other business that may come before the Annual Meeting and at any adjournments of the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, Shares represented by a proxy which is marked “WITHHOLD ALL” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on the Approval of Auditors or any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. However, Shares represented by proxies which are marked “WITHHOLD ALL” or “ABSTAIN” will be counted for quorum purposes.
Broker Non-Votes
A broker non-vote occurs when Shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your Shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your Shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed Shares on that proposal. At the Annual Meeting, only the Approval of Auditors (Proposal No. 2) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on those proposals. Broker non-votes will, however, be counted towards determining whether or not a quorum is present.
Voting Requirements
Election of Directors. The election of the five director nominees will require the affirmative vote of a plurality of the votes cast by the holders of Shares present in person or represented by proxy to elect each nominee. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat.
Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2023. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on this matter.
Proposal No. 1

ELECTION OF DIRECTORS
Five directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.
It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxyholder will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All nominees are currently members of our Board. There are no family relationships among any of the executive officers, directors or director nominees of the Company.

Our director nominees and their respective ages are as follows:

Name	Age	Position
Jon R. Levine	58	Chief Executive Officer, President, Treasurer, Secretary and Director
Edward Gildea (1)(2)	71	Director and Chairman of the Board
David Allen (3)(4)(5)	68	Director
Eva Selhub, M.D. (4)	55	Director
Kathleen Tucker	63	Director
____________________
(1)Audit Committee Member
(2)Chairman of the Compensation Committee and the Nominating and Governance Committee
(3)Chairman of the Audit Committee
(4)Member of the Nominating and Governance Committee
(5)Member of the Compensation Committee

Set forth below is a brief description of the background and business experience of our director nominees:
Jon R. Levine has served as our Chief Executive Officer since February 2023, President since September 2022, and our Treasurer, Secretary and a director since 2016. In February 2023, he was promoted to Chief Executive Officer from his position as Interim Chief Executive Officer, a position that he held since December 2022, when Robert Fireman, our former Chief Executive Officer, unexpectedly passed away. In September 2022, Mr. Levine was promoted to President from his position as Chief Administrative Officer. Before that, in May 2022, he was promoted to the position of Chief Administrative Officer from his position as Chief Financial Officer. Mr. Levine has over ten years of experience in the cannabis industry. He possesses over 20 years of experience in commercial real estate development, management, and financial services. Mr. Levine was a partner at Equity Industrial Partners, a national commercial real estate management group. He also has past experience in banking at US Trust Bank as an asset-based lender, in the leasing industry with AT&T Financial Services, and with New Court Financial as a senior credit officer. Mr. Levine’s experience in the cannabis industry and his professional background make him an important part of our management team and make him well-qualified to serve as a member of the Board.
Edward Gildea has served as our chairman of the Board since February 2023 and has been a director since our formation. Mr. Gildea is currently a partner in the law firm Fisher Broyles LLP, a position he has held since 2014. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer, and Chairman of Converted Organics Inc., a publicly held green technology company that manufactured and sold an organic fertilizer made from recycled food waste. Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of the Board. Mr. Gildea contributes expertise in the areas of mergers & acquisitions, strategic planning, funding, business development, and executive leadership.
David Allen has been a director since June 2019. He brings over 24 years of experience as a director, chief executive officer and chief financial officer of public companies. Since July 2021, he has been serving as Chief Financial Officer of Iconic Brands, Inc. (“Iconic”), a company specializing in the development, sale and distribution of alcoholic and non-alcoholic beverages. From June 2021 to November 2021, Mr. Allen served as audit committee chair of Charlie’s Holdings, Inc. (“Charlie’s”) (formerly known as True Drinks Holdings, Inc.), a company focused on the development, marketing and distribution of nicotine-based vapor products. From April 2019 to June 2021, Mr. Allen served as Chief Financial Officer of Charlie’s; from February 2018 to April 2019, he acted as a consultant to Iconic; from December 2014 to January 2018, Mr. Allen served as the Chief Financial Officer of WPCS International, Inc., an engineering firm focused on the deployment of communications networks; and from 2004 to 2017, Mr. Allen served as Chief Financial Officer of Bailey’s Express, Inc., a privately held trucking corporation, which filed for Chapter 11 bankruptcy in July 2017. Mr. Allen served as the Chapter 11 Plan Administrator for the bankruptcy case until December 2020, at which time the proceeding was closed. From June 2006 to June 2013, Mr. Allen served as the Chief Financial Officer and Executive Vice President of Administration at Converted Organics, Inc., after serving as audit committee chair of the board of Converted Organics. Mr. Allen is currently an Associate Professor of Accounting at Southern Connecticut State University (“SCSU”), a position he has held since 2017. For the 12 years prior, he was an Adjunct Professor of Accounting at SCSU and Western Connecticut State University. Mr. Allen is a licensed CPA and holds a bachelor’s degree in accounting and a master’s degree in taxation from Bentley College. Mr. Allen’s background as a director, chief executive officer and chief financial officer of public companies allows him to make valuable contributions to the Board.
Eva Selhub, M.D. has been a director since September 2019. Dr. Selhub is a board-certified physician, speaker, scientist, executive leadership and performance coach, consultant in the field of corporate wellness and resilience, and an author. From August 1997 to November 2016, she served as an instructor and lecturer of medicine at Harvard Medical School. During this period, Dr. Selhub simultaneously held other positions at Tufts University, Massachusetts General Hospital, as well as other professional healthcare/medical organizations. From October 2006 to October 2017, she was a senior physician at Benson Henry Institute for Mind/Body Medicine at Massachusetts General Hospital. From August 2016 to present, she has been an adjunct scientist of neuroscience at Jean Mayer USDA Human Nutrition Research Center on Aging at Tufts University, one of six human nutrition research centers supported by the United States Department of Agriculture. Dr. Selhub received a B.A. in anthropology from Tufts University in 1989 and her M.D. degree from Boston University School of Medicine in 1994. Dr. Selhub’s professional experience and background as a physician, scientist, and in mind-body medicine allow her to make valuable contributions to the Board and provide expertise to serve as one of our directors.

Kathleen Tucker joined our Board of Directors as of April 17, 2023. Ms. Tucker has more than 25 years of senior executive experience in consumer marketing, product development, operations, finance, and technology with both iconic U.S. brands and cannabis companies. Since 2016, she has served as the Chief Executive Officer and founder of Presence Enterprises, LLC, a distributor of CBD-infused health and wellness supplements and products. From 2015 to 2016, she was the Chief Operating Officer of one of the Company's operating subsidiaries, and for the two years prior, she served as the Chief Operating Officer and co-founder of 3C Compassionate Care Center, a medical cannabis dispensary. Earlier in her career, Ms. Tucker gained valuable experience as Vice President and Head of Engineering at worldwide floral company FTD, Inc. and as Senior Vice President, Global Application Development at VISA, Inc. Ms. Tucker received an M.B.A. and B.S. degree in Operations and Computer Science from Northern Illinois University. Ms. Tucker’s professional experience and diverse background allow her to make valuable contributions to the Board and provide expertise to serve as one of our directors.

The Board recommends a vote FOR the election of each of the director nominees.
* * * * *
EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Jon R. Levine (1)	58	Chief Executive Officer, President, Treasurer, Secretary and Director
Susan M. Villare	54	Chief Financial Officer
Timothy Shaw	44	Chief Operating Officer
____________________
(1)Biographical information with respect to Mr. Levine is provided above. Mr. Levine was appointed as Chief Executive Officer on February 28, 2023.
Set forth below is a brief description of the background and business experience of Ms. Villare and Mr. Shaw:
Susan M. Villare has served as our Chief Financial Officer since May 2022. Prior to joining our company, from February 2012 through April 2022, she served as the Senior Vice President of Financial Planning and Analysis and Treasurer of Ribbon Communications Inc. (“Ribbon”), a global provider of real time communications technology and IP optical networking solutions. Prior to Ribbon, Ms. Villare held senior leadership positions in the Finance departments of BigBand Networks, Inc., Burst Media and MatrixOne, Inc. Before her in-house career, Ms. Villare was a senior auditor at Pricewaterhouse and is a certified public accountant. She holds a B.S. in accounting from Boston College.
Timothy Shaw has served as our Chief Operating Officer since July 2021. Prior to that, since 2014, he was the Chief Operating Officer of MariMed Advisors Inc., our wholly-owned subsidiary. Mr. Shaw brings over 20 years of business leadership and operations excellence to the Company, along with deep-rooted technical expertise in agriculture, cultivation, hydroponics, processing, facilities management, and product development. He has over 10 years of cannabis and horticulture industry experience and is an expert in the cannabis business, including licensing, permitting, facility development, cultivation, production, distribution, and retail dispensing. Mr. Shaw is a co-creator of our Betty’s Eddies® brand of all natural fruit chews. He is a United States Army veteran, having served for eight years, including four years of active duty.
Code of Ethics
We have adopted a code of ethics (the “Code of Ethics”) that applies to our Board, executive officers and employees. A copy of the Code of Ethics was filed as Exhibit 14.1 to a previous annual report and is posted on our website at https://marimedinc.com/. The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:
•Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the U.S. Securities and Exchange Commission (“SEC”) and in other public communications we make;
•Compliance with applicable governmental laws, rules and regulations;
•The prompt internal reporting of violations of the code to an appropriate person or persons identified in the Code of Ethics; and
•Accountability for adherence to the code.
Director Independence
The Board has determined that Messrs. Gildea and Allen, Dr. Selhub and Ms. Tucker are independent and represent a majority of its members. In determining director independence, the Board applies the independence standards set by the Nasdaq Stock Market (“NASDAQ”). In applying these standards, our Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on the Board.
Board Committees
The Board has three standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and governance committee (the “Nominating and Governance Committee”). Each committee is made up entirely of independent directors as defined under section 5605(a)(2) of the NASDAQ rules. The members of the Audit Committee are Messrs. Allen and Gildea. Mr. Allen is also the chairman of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K. The members of the Compensation Committee are Messrs. Gildea and Allen, and the members of the Nominating and Governance Committee are Messrs. Allen and Gildea and Dr. Selhub. Mr. Gildea is the chairman of both of these committees. As of the date of this Proxy Statement, Ms. Tucker is not on any Board committee. The appointment of Ms. Tucker to one or more of the Board committees is expected to occur at the meeting of the Board immediately following the Annual Meeting.
The Audit Committee, the Compensation Committee, and the Nominating and Governance Committee have the responsibilities described below.
Audit Committee
The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:
•selecting, hiring and terminating our independent auditors;
•evaluating the qualifications, independence and performance of our independent auditors;

•approving the audit and non-audit services to be performed by our independent auditors;
•reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;
•overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;
•with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and
•preparing the report that the SEC requires in our annual proxy statement.
A copy of the Audit Committee charter is available on our website at https://marimedinc.com/.
Compensation Committee
The Compensation Committee assists the Board in determining the compensation of our officers and directors. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under 162(m) of the Internal Revenue Code of 1986, as amended, and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities include the following:
•approving the compensation and benefits of our executive officers;
•reviewing the performance objectives and actual performance of our executive officers; and
•administering our stock option and other equity and incentive compensation plans.
Nominating and Governance Committee
The Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:
•evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
•establishing a policy for considering stockholder nominees to our Board;
•reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and
•reviewing and monitoring compliance with our Code of Ethics.
Meeting Attendance
During fiscal year 2022, the Board held six (6) meetings: four (4) regular meetings and two (2) special meetings. All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served. It is our policy to encourage directors to attend the Annual Meeting. All of the director nominees who were directors at the time attended our 2022 annual meeting of stockholders.
Audit Committee Report
The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of two (2) members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

The Audit Committee retained M&K CPAs PLLC (“M&K”), our independent registered public accounting firm, and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consulted with management and M&K regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates, and generally oversees our relationship with M&K.
The Audit Committee reviewed our audited financial statements for the year ended December 31, 2022 and met with management to discuss such audited financial statements. The Audit Committee has discussed with M&K the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from M&K required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with M&K its independence from us and our management. M&K had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended that our audited financial statements for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year then ended as filed with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE:

David Allen
Edward Gildea
The above report is not deemed to be “soliciting material,” and is not deemed to be “filed” with the SEC.
Board Nominations
The Nominating and Governance Committee is responsible for nominating director candidates for the annual meeting of stockholders each year and considered director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of Shares held by the recommending stockholder and the length of time that such shares have been held.
To have a candidate considered by the Nominating and Governance Committee for recommendation to the Board for nomination as a director candidate, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of such stockholder’s ownership of Shares (including the number of Shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate’s resume or a listing of such candidate’s qualifications to be a director of the Company; and (iv) the person’s consent to be named as a director if selected and nominated by the Board.
The information described above must be sent to the Company’s Secretary at 10 Oceana Way, Norwood, Massachusetts 02062, on a timely basis in order to be considered by the Nominating and Governance Committee, within the time period prescribed by Rule 14a-8 under the Exchange Act.
Disclosure of Director Qualifications
The Board is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.
The Board believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal and professional activities. The Board’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business environment, (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board’s ability to manage and direct the affairs and business of the Company, and (iii) certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Board seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts.
Board Leadership Structure
In February 2023, the Board determined that the Board leadership structure that is most appropriate for the Company at this time is a non-executive chairman of the Board. Edward Gildea has been serving as our non-executive chairman since February 2023 and has been a director since our formation. Prior to that, since July 2017, the position of chairman of the board was held by Robert Fireman, our former chief executive officer, until he passed away in December 2022. The Board evaluates its leadership structure and role in risk oversight on an ongoing basis and makes decisions on the basis of what it considers to be best for the Company at any given point in time. Currently, our Board leadership structure consists of an independent chairman of the board, a separate chief executive officer, and strong committee chairs. The Board believes its leadership structure provides for appropriate independence between the Board and management because the current leadership structure offers the following benefits: (i) increased independent oversight of the Company and enhanced objective evaluation of our chief executive officer by our Board, (ii) allows the chief executive officer to focus primarily on company operations instead of Board administration, (iii) provides the chief executive officer with an experienced sounding board, (iv) provides greater opportunities for communication between management and our Board, (v) enhances the independent and objective assessment of risk by our Board, and (vi) provides an independent spokesperson for our Company.
The Board’s Oversight of Risk Management
The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.
Communications with Directors
The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, by mail or electronically. To communicate with the Board, any individual director or any group of directors, correspondence should be addressed to the Board or any such individual directors or group of directors by either name or title. All such correspondence should be sent to c/o Secretary, MariMed Inc., 10 Oceana Way, Norwood, Massachusetts 02062.
All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board, will be forwarded promptly to the addressee. In the case of communications to the Board or any group of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group to which the envelope or e-mail is addressed.
COMPENSATION OF DIRECTORS

The compensation package for each of the three non-employee members of the Board for the year ended December 31, 2022 was comprised of an annual grant of 33,333 restricted stock units (“RSUs”) that will vest on April 27, 2023, and cash compensation of $6,250 per quarter. Each RSU represents a contingent right to receive one Common Share and converts to Common Shares on a one-for-one basis.

The following table sets forth the compensation paid to each of to the Company’s non-employee directors during the year ended December 31, 2022 for their services rendered as directors.

Name (1)	Fees Earned or Paid in Cash	Stock Awards (2)	Option Awards	Total ($)
David Allen	$25,000	$17,666	$—	$42,666
Edward Gildea	$25,000	$17,666	$—	$42,666
Eva Selhub, M.D.	$25,000	$17,666	$—	$42,666
____________________
(1)At December 31, 2022, each of Messrs. Allen and Gildea and Dr. Selhub held stock options exercisable for 200,000 Common Shares.
(2)Compensation shown in the “Stock Awards” column represents the aggregate grant date fair value of the awards calculated in accordance with Accounting Standards Codification 718, Compensation - Stock Compensation (“ASC 718”). Each non-employee member of the Board received a grant of 33,333 RSUs on October 27, 2022, and accordingly, the compensation amount in the table represents the aggregate fair value of the single grant received by the director in 2022.

EXECUTIVE COMPENSATION
The following table sets forth, for the years ended December 31, 2022 and 2021, the compensation paid by us to our Chief Executive Officer, our former Chief Executive Officer, and our two other most highly compensated executive officers (the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)(3)	Option Awards (2)	All Other Compensation (4)	Total
Jon R. Levine (5)	2022	$325,000	$130,000	$441,666	$—	$26,740	$923,406
Chief Executive Officer and President	2021	$237,981	$–	$23,000	$6,253,226	$22,960	$6,537,167

Robert Fireman (6)	2022	$336,539	$140,000	$441,666	$—	$8,873	$927,078
Former Chief Executive Officer	2021	$250,192	$–	$23,000	$6,253,226	$4,438	$6,530,856

Susan M. Villare (7)	2022	$186,346	$–	$217,000	$155,356	$10,446	$569,148
Chief Financial Officer

Timothy Shaw	2022	$300,000	$120,000	$353,333	$—	$25,857	$799,190
Chief Operating Officer	2021	$223,269	$—	$–	$1,563,307	$22,114	$1,808,690
____________________
(1)In August 2022, the Compensation Committee elected to award Messrs. Levine, Fireman and Shaw bonuses in the amounts of $130,000, $140,000 and $120,000, respectively, to be paid ratably over each pay period from September 1, 2022 through August 31, 2023. Of these total amounts, as of December 31, 2022, Mr. Levine had been paid $45,000, Mr. Fireman had been paid $43,077 and Mr. Shaw had been paid $41,538. Mr. Fireman’s bonus payments ceased upon his death (see Note 6 below).
(2)The amounts shown in this column do not reflect compensation actually received by the Named Executives. Instead, the amounts primarily reflect the grant date fair value of each stock award granted to each Named Executive. The grant date fair values of stock awards were calculated in accordance with ASC 718. The grant date fair value of restricted stock grants and RSUs is equal to the closing price of our Common Shares on the date of grant. We use the Black-Scholes valuation model to calculate the grant date fair value of stock options. The Black-Scholes valuation model incorporates assumptions regarding the risk-free rate of return, expected stock dividends, stock price volatility and the estimated life of options to calculate the grant date fair value of an option.

(3)The amounts reported for stock awards for the year ended December 31, 2022 for Mr. Levine, Ms. Villare and Mr. Shaw do not include amounts earned under the Company’s annual bonus incentive program for the 2022 fiscal year, which amounts were paid in the form of RSUs granted on March 7, 2023, and which will vest as follows: 1/3 will vest on March 7, 2024 and 1/6 will vest on each of September 7, 2024, March 7, 2025, September 7, 2025 and March 7, 2026. In connection with this program, Mr. Levine was granted 140,000 RSUs, with a grant date fair value of $65,800; Ms. Villare was granted 60,000 RSUs, with a grant date fair value of $28,800; and Mr. Shaw was granted 130,000 RSUs, with a grant date fair value of $61,100.
(4)The amounts reported as “All Other Compensation” are comprised of the Company’s portion of each executive’s medical, dental, vision, life and disability insurances and, for certain executives, an annual automobile allowance. Mr. Levine’s All Other Compensation for 2022 was comprised of $20,740 for insurance and $6,000 for his automobile allowance. Mr. Levine’s All Other Compensation for 2021 was comprised of $22,660 for insurance and $3,000 for his automobile allowance. Mr. Fireman’s All Other Compensation for 2022 was comprised of $42,873 for insurance and $6,000 for his automobile allowance. Mr. Fireman’s All Other Compensation for 2021 was comprised of $1,138 for insurance and $3,000 for his automobile allowance. Ms. Villare’s All Other Compensation for 2022 represents the Company’s portion of her insurance. Mr. Shaw’s All Other Compensation for 2022 was comprised of $19,857 for insurance and $6,000 for his automobile allowance. Mr. Shaw’s All Other Compensation for 2021 was comprised of $19,114 for insurance and $3,000 for his automobile allowance.
(5)Mr. Levine was appointed Interim Chief Executive Officer upon the death of Mr. Fireman (see Note 6 below), and appointed Chief Executive Officer on February 28, 2023.
(6)Mr. Fireman passed away on December 10, 2022.
(7)Ms. Villare joined the Company as Chief Financial Officer in May 2022.
Employment Agreements

On July 9, 2021, we entered into an employment agreement, effective as of July 1, 2021, with each of Jon R. Levine (the “Levine Agreement”) and Timothy Shaw. In May 2022, the Levine Agreement was amended in connection with the change in his title from Chief Financial Officer to Chief Administrative Officer. On September 7, 2022, the Levine Agreement was again amended in connection with the change in his title from Chief Administrative Officer to President.

Effective February 28, 2023, we entered into an amended and restated employment agreement with each of Messrs. Levine (the “A&R Levine Agreement”) and Shaw (the “A&R Shaw Agreement”) and a new employment agreement with Susan M. Villare, our Chief Financial Officer (the “Villare Agreement”) (the A&R Levine Agreement, the A&R Shaw Agreement and the Villare Agreement are collectively the “Employment Agreements”).

The following is a brief description of the material terms of the respective Employment Agreements:

Pursuant to the A&R Levine Agreement, Mr. Levine has a base salary of $375,000, effective March 1, 2023, with a target bonus opportunity equal to 60% of his then-applicable annual base salary and a maximum bonus opportunity equal to 120% of his then-applicable annual base salary.

Pursuant to the Villare Agreement, Ms. Villare has a base salary of $300,000, effective March 1, 2023, with a target bonus opportunity equal to 60% of her then-applicable annual base salary and a maximum bonus opportunity equal to 120% of her then-applicable annual base salary.

Pursuant to the A&R Shaw Agreement, Mr. Shaw has a base salary of $325,000, effective March 1, 2023, with a target bonus opportunity equal to 60% of his then-applicable annual base salary and a maximum bonus opportunity equal to 120% of his then-applicable annual base salary.

Each of Mr. Levine, Ms. Villare, and Mr. Shaw (each, an “Executive”) is entitled to severance payments and benefits upon certain terminations of employment under the terms of their respective Employment Agreement. Upon termination of an Executive’s employment by the Company without Cause or by an Executive for Good Reason (each as defined in the Employment Agreements), such Executive is entitled to severance payments equal to: (i) 12 months of his/her base salary, payable over 12 months following termination; (ii) the aggregate sum of the Company’s share of medical, dental, and vision insurance premiums for such Executive and his/her dependents for a 12-month period, payable over 12 months following termination; (iii) in the event such termination occurs less than six months following the commencement of the fiscal year, such Executive shall be entitled to receive a prorated target bonus, prorated based on the number of days actually employed in such fiscal year (the “Pro Rata Bonus”), payable on the severance commencement date; and (iv) in the event such termination occurs six months or later following the commencement of the fiscal year, an amount equal to the target bonus (the “Target Bonus”), payable on the severance commencement date. In addition, upon such termination, the Executive’s equity awards that are subject to vesting based solely upon such Executive’s continued service with us and that would have vested during the 12-month period following the date of termination of employment will vest.

Notwithstanding the foregoing, in the event of a termination by the Company without Cause or by an Executive for Good Reason during a Change in Control Protection Period (as defined in the Employment Agreements), such Executive is entitled to receive a cash lump sum payment equal to: (a) the sum of 24 months of such Executive’s base salary; (b) two times such Executive’s target bonus for the calendar year in which the date of termination occurs; (c) the aggregate sum of the Company’s share of medical, dental, and vision insurance premiums for such Executive and his/her dependents for a 24-month period; (d) if in the event such termination occurs less than six months following the commencement of the fiscal year, such Executive shall be entitled to receive the Pro Rata Bonus, payable on the severance commencement date; and (e) in the event such termination occurs six months or later following the commencement of the fiscal year, an amount equal to the Target Bonus, payable on the severance commencement date. In addition, upon such termination, any of such Executive’s unvested equity awards outstanding immediately prior to the date of termination will automatically become fully vested and exercisable as of the date of termination.

In the event an Executive’s employment with us is terminated as a result of his or her death or Disability (as defined in the Employment Agreements), in addition to Accrued Benefits (as defined in the Employment Agreements), the Company will pay such Executive or his estate or representative the Pro Rata Bonus.

Equity Awards

The following table sets forth information concerning unexercised stock options and unvested equity awards held by the Named Executives as of December 31, 2022.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Jon R. Levine	5,000,000	–	–	$0.88	07/09/26	833,333	$296,667
	5,000,000	–	–	$0.90	10/01/26
Susan M. Villare	100,000	300,000	–	$0.64	05/02/27	—	$—
Timothy Shaw	50,000	–	–	$0.30	03/31/25	666,667	$237,333
	1,250,000	–	–	$0.88	07/09/25
	1,250,000	–	–	$0.90	10/01/26
____________________
(1)Represents the number of RSUs granted on October 27, 2022 to the Named Executive. The RSUs vest over a three-year period in equal one-sixth installments every six months following the October 27, 2022 grant date, in accordance with the terms of an award agreement.
(2)In accordance with SEC rules, the market value of unvested RSUs was determined by multiplying the number of such RSUs by $0.3560, the closing market price per Common Share on December 30, 2022.

Company Equity Compensation Plans
The following table sets forth information as of December 31, 2022 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders (1)	38,104,672	$0.82	29,969,580
Equity compensation plans not approved by stockholders	–	$–	–
Total	38,104,672	$0.82	29,969,580
____________________
(1)Consists of 36,504,673 options to purchase Common Shares and 1,599,999 RSUs, all of which do not have voting or other rights of ownership, under the Amended and Restated 2018 Stock Award and Incentive Plan, as amended (the “2018 Plan”).
(2)Represents the weighted average exercise price for the 36,504,673 outstanding options to purchase Common Shares under the 2018 Plan. RSUs issued under the 2018 Plan do not require a payment by the recipient to us at the time of vesting. As such, the weighted average exercise price does not take these awards into account.
The 2018 Plan provides incentives for the achievement of important performance objectives and promotes the long-term success of the Company. In September 2021, the stockholders approved an amendment to the 2018 Plan, increasing the aggregate number of shares reserved for issuance from 40,000,000 to 70,000,000.
The 2018 Plan is an omnibus plan, authorizing a variety of equity award types as well as cash and long-term incentive awards. Each award under the 2018 Plan is subject to the Company’s clawback policy in effect at the time of grant of the award. Shares actually delivered in connection with an award will be counted against the aggregate number of reserved shares. Shares will remain available for new awards if an award under the 2018 Plan expires, is forfeited, canceled, or otherwise terminated without delivery of shares or is settled in cash.
The Board may amend, suspend, discontinue, or terminate the 2018 Plan or the authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under rules of the stock exchange, if any, on which the Company’s stock may then be listed. Unless earlier terminated, the granting of awards under the 2018 Plan will terminate ten years after stockholder approval of the 2018 Plan or when no shares remain available and the Company has no further obligation with respect to any outstanding award.
Section 16(a) Beneficial Ownership Reporting Compliance
Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the outstanding shares of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such shares, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the SEC. Specific due dates for these reports have been established, and we are required to report, in this Proxy Statement, any failure to comply therewith during the fiscal year ended December 31, 2022.
Other than as set forth in the Delinquent Section 16(a) Reports section below, we believe that all of these filing requirements were satisfied by the Company’s executive officers, directors and by the beneficial owners of more than 10% of our Common Shares. In making this statement, we have relied solely on copies of any reporting forms received by us, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.
Delinquent Section 16(a) Reports
None.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company’s corporate offices are leased from an entity in which the Company’s President and Chief Executive Officer ("Mr. Levine") has an investment interest. This lease expires in October 2028 and contains a five-year extension option. Expenses under this lease in both of the years ended December 31, 2022 and 2021 approximated $156,000.

The Company procures nutrients, lab equipment, cultivation supplies, furniture, and tools from an entity owned by the family of the Company’s Chief Operating Officer (the “COO”). Purchases from this entity totaled $4.8 million and $4.9 million in the years ended December 31, 2022 and 2021, respectively.

The Company pays royalties on the revenue generated from its Betty’s Eddies product line to an entity owned by the COO and the Company's Chief Revenue Officer (the "CRO") under a royalty agreement. This agreement was amended effective January 1, 2021 whereby, among other modifications, the royalty percentage changed from 2.5% on all sales of Betty’s Eddies products to 3.0% if sold directly by the Company and between 1.3% and 2.5% if licensed by the Company for sale by third parties. Future developed products (i.e., ice cream) have a royalty rate of 0.5% if sold directly by the Company and between 0.125% and 0.135% if licensed by the Company for sale by third parties. The aggregate royalties due to this entity for the years ended December 31, 2022 and 2021 approximated $219,000 and $266,000, respectively.

During the years ended December 31, 2022 and 2021, the Company purchased fixed assets and consulting services aggregating $1.2 million and $0.9 million, respectively, from two entities owned by two of the Company’s general managers.

In the first quarter of 2021, the Company made payments aggregating $1.2 million that had been accrued at December 31, 2020, comprised of approximately $460,000 paid to Mr. Fireman, $653,000 paid to entities owned by Mr. Fireman and Mr. Levine, and $45,000 paid to a stockholder of the Company.

At December 31, 2022, the Company’s mortgages with Bank of New England, DuQuoin State Bank and South Porte Bank, with outstanding balances of $13.5 million, $6.2 million and $0.8 million, respectively, were personally guaranteed by Mr. Levine.
Policies and Procedures for Related Party Transactions
As required under the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. In evaluating related person transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth as of the Record Date, certain information with respect to the beneficial ownership of Common Shares by (i) each of our directors and executive officers; (ii) each person known to us who owns beneficially more than 5% of our outstanding Common Shares; and (iii) all of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Common Stock Outstanding
Jon R. Levine	63,767,914	(2)	17.32%
Susan M. Villare	550,000	(3)	*
Timothy Shaw	10,960,619	(4)	3.12%
Edward Gildea	462,724	(5)	*
David Allen	233,333	(5)	*
Eva Selhub, M.D.	233,333	(5)	*
Kathleen Tucker	200,000		*
All directors and executive officers as a group (seven persons)	76,407,923	(6)	20.55%
____________________
*Less than one percent.
(1)Calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act whereby shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of Common Shares indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted. All percentages are determined based on 348,133,226 Common Shares outstanding as of the Record Date.
(2)Includes: (i) 10,000,000 Common Shares underlying outstanding options; (ii) 10,000,000 Common Shares underlying outstanding options held by a trust (the “Fireman Trust”) of which Mr. Levine is the sole trustee; (iii) 23,616,938 Common Shares held by the Fireman Trust; and (iv) 138,889 Common Shares underlying RSUs subject to vesting. Not included are 6,684,640 Common Shares held by the Jon Levine Family Trust (the “Family Trust”) for the benefit of Mr. Levine’s spouse and children, of which his spouse serves as its sole trustee. Mr. Levine disclaims beneficial ownership of the Common Shares held by the Family Trust for purposes of Sections 13(d) or 13(g) of the Exchange Act.
(3)Includes 200,000 Common Shares underlying outstanding options.
(4)Includes 2,550,000 Common Shares underlying outstanding options and 111,111 Common Shares underlying RSUs subject to vesting. Not included are 2,000,000 Common Shares held by the Shaw Family Trust (the “Shaw Family Trust”) for the benefit of Mr. Shaw’s spouse and children, of which his spouse serves as its sole trustee. Mr. Shaw disclaims beneficial ownership of the Common Shares held by the Shaw Family Trust for purposes of Section 13(d) or 13(g) of the Exchange Act.
(5)Includes 200,000 Common Shares underlying outstanding options and 33,333 Common Shares underlying RSUs subject to vesting.
(6)Includes 23,350,000 Common Shares underlying outstanding options and 349,999 Common Shares underlying RSUs subject to vesting.

Proposal No. 2
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS
M&K has been our independent auditor since 2018. Their audit report appears in our annual report for the fiscal year ended December 31, 2022. One or more representatives of M&K is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.
Selection of the independent accountants is not required to be submitted to a vote of our stockholders for advisory approval. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. The Audit Committee has appointed M&K to serve as independent auditors to conduct an audit of our accounts for the 2023 fiscal year. However, the Board is submitting this matter to our shareholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain M&K and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
The Board recommends a vote FOR the approval, on an advisory basis, of the appointment of M&K as our independent accountants for 2023.
*          *          *          *          *
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Fees Billed for Audit and Non-Audit Services
The following table represents the aggregate fees billed for professional audit services rendered by M&K for the audit of the annual financial statements for the years ended December 31, 2022 and 2021.

	Year Ended December 31,
	2022	2021
Audit fees (1)	$150,000	$128,000
Audit-related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	3,500	2,500
Total accounting fees and services	$153,500	$130,500
____________________
(1)Fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)Fees for assurance and related services in connection with the performance of the audit or the review of our financial statements.
(3)Fees for professional services with respect to tax compliance, tax advice, and tax planning.
(4)Fees for permissible work that does not fall within any of the aforementioned categories of audit fees, audit-related fees, or tax fees.
Pre-Approval Policy for Audit and Non-Audit Services
The Audit Committee pre-approves all audit and non-audit services before an accountant is engaged. All of the services rendered to us by our independent registered public auditors were pre-approved by the Audit Committee, and prior to the establishment of the Audit Committee, by the full Board.

MISCELLANEOUS

Other Matters

Management knows of no other matters other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the Annual Meeting, or any adjournment thereof, the Proxyholders will vote such proxy on such matters in accordance with their best judgment.

Certain information contained in this Proxy Statement relating to the credentials and security holdings of our directors and officers is based upon information provided by the individual directors and officers.

Reports and Consolidated Financial Statements

Our Annual Report on Form 10-K for the year ended December 31, 2022, including our Audited Consolidated Financial Statements (the “Form 10-K”), are included with the proxy materials for this Annual Meeting. Such report and consolidated financial statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Form 10-K, without exhibits, will be provided without charge to any stockholder submitting a written request. With the payment of an appropriate processing fee, we will provide copies of the exhibits to the Form 10-K. Such request should be addressed to our principal executive offices:

MariMed Inc.
10 Oceana Way
Norwood, Massachusetts 02062.
Attention: Steve West, Vice President, Investor Relations

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by us. Proxies may be solicited by our directors, officers and regular employees, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of Common Shares.

Stockholder Proposals for Next Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our next year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, in writing not later than January 2, 2024, which is 120 calendar days before the one-year anniversary date on which this Proxy Statement was mailed to our stockholders in connection with this Annual Meeting, and must otherwise comply with the rules promulgated by the SEC.

If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting on June 8, 2023, then the deadline is a reasonable time before we begin to print and mail proxy materials for next year’s annual meeting. In such an event, we expect to issue a press release announcing such change and take reasonable steps necessary to inform other relevant parties of the change including intermediaries in the proxy process.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: 10 Oceana Way, Norwood, Massachusetts 02062, (781) 277-0007. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS SOON AS POSSIBLE, SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

By order of the Board of Directors,

Edward Gildea
Chairman of the Board
Norwood, Massachusetts
April 27, 2023

APPENDIX B

MariMed

MARIMED INC.
10 OCEANA WAY
NORWOOD, MA 02062

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V13818-P92718

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARIMED INC.

The Board of Directors recommends a vote FOR all the nominees listed.

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:

01) Jon R. Levine
02) Edward Gildea
03) David Allen
04) Eva Selhub, M.D.
05) Kathleen Tucker

The Board of Directors recommends a vote FOR Proposal 2.

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposals.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Annual Meeting of Stockholders of
MARIMED INC.
June 8, 2023

Please mark, date, sign and mail your
proxy card back as soon as possible!

V13819-P92718

PROXY CARD
MARIMED INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on June 8, 2023

The undersigned hereby constitutes and appoints Jon R. Levine and Susan M. Villare, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of MariMed Inc. (the "Company") to be held on June 8, 2023 at 10:00 a.m. Eastern Time, at the Courtyard by Marriott Boston Dedham/Westwood, located at 64 University Avenue, Westwood, Massachusetts 02090, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on Reverse Side)